EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amended Quarterly Report of Morgan Stanley (the “Company”) on Form 10-Q/A for the period ended February 29, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Philip J. Purcell, Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ PHILIP J. PURCELL

Philip J. Purcell

Chairman of the Board and

Chief Executive Officer

Dated: October 15, 2004